--------------------------------------------------------------------------------
                                                                               1


DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the six months ended June 30, 1998.

THE MARKET ENVIRONMENT

High yield bonds underperformed the rest of the public fixed income market during the second quarter. The Lehman Brothers High Yield Bond Index returned 1.10%, compared to a 2.34% return for the Lehman Brothers Aggregate Bond Index. High yield quality spreads widened by about 50 basis points, while Treasury yields were essentially unchanged. High yield performance was adversely affected by a heavy supply of new issuance, coupled with a seasonal slowdown of cash flows into the market. Growing concerns about the economic problems in Asia and the substantial volatility in emerging markets also contributed to the market's weakness. Lastly, double B rated credits outperformed single B's, as investors sought a "flight to safety." This more defensive, cautious posture reversed the trend of the first quarter.

FUND ACTIVITY

Although market conditions were not favorable toward our current strategy, we did not make substantial strategy shifts in the quarter. We maintained overweightings in single B's and the telecommunication sector at about the same levels as in the first quarter, despite poor relative performance. Both sectors represent good value, and we believe they will rebound. We also maintained our exposure to emerging markets credits at around 13%. While our foreign corporate holdings are performing well operationally, we are currently reviewing our strategy in this sector in light of what may well be a prolonged period of economic poor health in many foreign economies. The remaining activity during the quarter focused on selectively purchasing new issues from the calendar and adding to existing positions in the secondary market.

Overall, the Fund remains broadly diversified and is invested in the issues of 111 companies at quarter-end. The top three industry categories are:
Telecommunications (20.8%), Containers and Paper (14.0%), and Entertainment (13.4%). The average maturity of the Fund's holdings is 8.1 years; its average credit quality is still B.


FUND PERFORMANCE

CIGNA High Income Shares had disappointing performance in the second quarter. Year to date and trailing twelve month performance continued to be satisfactory. Based on net asset value, the Fund returned -0.35% for the three months, 4.54% year-to-date and 13.37% for the trailing twelve months ended June 30. This return trailed its benchmark (the Lehman Brothers High Yield Index), which returned 1.10% for the quarter, but exceeded the Index returns of 4.50% year-to-date and 11.36% for the twelve months. Returns based on the market value of the Fund's shares traded on the New York Stock Exchange were 1.04% and 3.15%, respectively, for the quarter and twelve months.

Second quarter performance was hampered by three factors. The Fund was overweighted in single B-rated credits which underperformed double B-rated issues. Telecommunications holdings were adversely affected by relentless new issuance. And, finally, our emerging markets holdings were impacted by very weak market conditions, as concerns over Asia and Russia continued to dominate investors' attention.

OUTLOOK

We are more cautious in our outlook, as the robust environment of the first quarter has given way to the defensiveness of the second quarter. Investor concerns now seem to be focused on prospects for a slowing U.S. economy, the impact of the Asian crisis, and growing problems in countries such as Russia. High yield investors are also concerned about the potential large volume of new issues and heightened risk for negative earnings surprises. Year-to-date, high yield has turned in strong performance in spite of a weak second quarter, and we remain guardedly optimistic about second half performance.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro, Chairman
of the Board and President
CIGNA HIGH INCOME SHARES

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1998 (Unaudited)   2


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
BONDS AND NOTES - 127.9%
AUTO AND TRUCK - 0.9%
Advanced Accessory System L.L.C.,
   9.75%, 2007 (144A security acquired
   Sep & Oct 1997 for $3,522,500)**      $    3,500    $    3,509
                                                      ------------
BROADCASTING & MEDIA - 8.5%
American Lawyer Media, Inc.,
   9.75%, 2007 (144A security
   acquired Dec 1997 for $3,018,125)**        3,000         3,113
Grupo Televisa, S.A., 11.875%, 2006           5,000         5,500
Innova S.A., 12.875%, 2007                    7,000         7,105
Lodgenet Entertainment Corp.,
   10.25%, 2006                               3,500         3,561
MDC Communications Corp.,
   10.5%, 2006                                1,500         1,567
TCI Satellite Entertainment, Inc.,
   10.875%, 2007                              7,500         7,500
TV Azteca, S.A.,
   10.5%, 2007                                5,000         5,000
                                                      ------------
                                                           33,346
                                                      ------------
CABLE TV - 7.4%
Frontiervision Operating Partners, L.P.,
   11%, 2006                                  6,000         6,660
Galaxy Telecom, L.P.,  12.375%, 2005          7,000         7,788
Multicanal, S.A., 10.5%, 2007                 4,000         3,920
Rifkin Acquisition Partners, L.P.,
   11.125%, 2006                              5,000         5,500
Supercanal Holdings S.A., 11.5%, 2005
   (144A security acquired May 1998
   for $5,515,375)**                          5,500         5,184
                                                      ------------
                                                           29,052
                                                      ------------
CHEMICALS - 1.2%
Trans Resource, Inc., 10.75%, 2008            2,500         2,581
Great Lakes Carbon Corp.,
   10.25%, 2008 (144A security
   acquired May 1998 for $2,256,563)**        2,250         2,273
                                                      ------------
                                                            4,854
                                                      ------------
CONSUMER PRODUCTS & SERVICES - 8.3%
Anchor Advanced Products, Inc.,
   11.75%, 2004                               1,250         1,381
Carson, Inc., 10.375%, 2007                   3,000         2,992
Desa International, Inc., 9.875%, 2007
   (144A security acquired Nov 1997
   for $2,751,875)**                          2,750         2,695
Diamond Brands Operation Corp.,
   10.125%, 2008 (144A security
   acquired May 1998 for $2,015,000)**        2,000         2,000
Drypers Corp., 10.25%, 2007                   4,000         4,150
Hines Horticulture, Inc., 11.75%, 2005        5,000         5,500


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - (CONTINUED)
Moll Industries, Inc., 10.5%, 2008
   (144A security acquired June 1998
   for $2,262,500)**                     $    2,250    $    2,295
Samsonite Corp., 10.75%, 2008
   (144A security acquired June 1998
   for $2,729,210)**                          2,750         2,743
Scoville Fasteners, Inc., 11.25%, 2007        5,000         5,125
Sealy Mattress Co., 9.875%, 2007
   (144A security acquired Dec 1997
   for $3,500,000)**                          3,500         3,710
                                                      ------------
                                                           32,591
                                                      ------------

CONTAINERS AND PAPER - 14.0%
A.P.P., International Finance Co., BV,
   11.75%, 2005                               1,500         1,320
Crown Paper Co., 11%, 2005                    5,500         5,940
Gaylord Container Corp.,
   9.875%, 2008                               6,000         5,820
Grupo Industrial Durango, S.A.,
   12.625%, 2003                              3,000         3,195
Impac Group, Inc., 10.125%, 2008
   (144A security acquired Mar 1998
   for $2,500,000)**                          2,500         2,494
Indah Kiat Finance Mauritius Ltd.,
   10%, 2007                                  3,250         2,308
Indesco International, Inc.,
   9.75%, 2008 (144A security
   acquired Apr 1998 for $3,911,438)**        3,900         3,841
Millar Western Forest Products, Inc.,
   9.875%, 2008 (144A security acquired
   May 1998 for $5,000,000)**                 5,000         4,900
Packaging Resources, Inc.,
   11.625%, 2003                              3,775         3,699
Pindo Deli Finance Mauritius Ltd.,
   10.75%, 2007                               4,000         2,800
Printpak, Inc., 10.625%, 2006                 5,000         5,363
Riverwood International Corp.,
   10.625%, 2007                              5,500         5,720
   10.875%, 2008                              5,000         5,094
Tjiwi Kimia Finance Mauritius Ltd.,
   10%, 2004                                  3,950         2,765
                                                      ------------
                                                           55,259
                                                      ------------
ELECTRONICS AND ELECTRICAL EQUIPMENT - 6.0%
Dictaphone Corp., 11.75%, 2005                4,530         4,666
International Wire Group, Inc.,
   11.75%, 2005, Series A                     2,500         2,750
MCMS, Inc., 9.75%, 2008 (144A
   security acquired Feb 1998 for             3,000         2,760
   $3,000,000)**
Telex Communications, Inc.,
   10.5%, 2007                                6,000         5,400
Viasystems, Inc., 9.75%, 2007                 8,000         8,200
                                                      ------------
                                                           23,776
                                                      ------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1998 (Unaudited)
(Continued)                                                                    3

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
ENERGY - 2.5%
Gothic Productions Corp.,
   11.125%, 2005 (144A security
   acquired Apr 1998 for
   $5,054,688)**                         $    5,000    $    4,800
Statia Terminals International,
   11.75%, 2003                               4,900         5,145
                                                      ------------
                                                            9,945
                                                      ------------
ENTERTAINMENT - 13.4%
Alliance Gaming Corp., 10%, 2007              5,000         5,000
American Skiing Co., 12%, 2006                5,250         5,893
Booth Creek Ski Holdings, Inc.,
   12.5%, 2007                                4,250         4,579
Casino America, Inc., 12.5%, 2003             5,500         6,215
Casino Magic of Louisiana Corp.,
   13%, 2003                                  4,750         5,558
Majestic Star Casino L.L.C.,
   12.75%, 2003                               3,750         4,111
SFX Entertainment, Inc., 9.125%
   2008 (144A security acquired
   Feb 1998 for $2,500,000)**                 2,500         2,450
Trump Atlantic City Funding, Inc.,
   11.25%, 2006                               9,000         8,753
Venetian Casino Resort L.L.C.,
   12.25%, 2004                              10,000        10,325
                                                      ------------
                                                           52,884
                                                      ------------
FINANCIAL - 2.9%
Affinity Group Holding, Inc.,
   11%, 2007                                  1,500         1,605
Dollar Financial Group, Inc.,
   10.875%, 2006                              4,150         4,482
Nationwide Credit, Inc., 10.25%,
   2008 (144A security acquired
   Jan 1998 for $5,353,125)**                 5,250         5,276
                                                      ------------
                                                           11,363
                                                      ------------
FOOD AND BEVERAGES - 10.2%
CFP Holdings, Inc., 11.625%, 2004             1,400         1,305
Del Monte Corp., 12.25%, 2007                 5,250         5,933
Di Giorgio Corp., 10%, 2007                   3,000         2,977
Favorite Brands International, Inc.,
   10.75%, 2006 (144A security acquired
   May 1998 for $4,259,375)**                 4,250         4,292
Fresh Foods, Inc., 10.75%, 2006
   (144A security acquired June 1998
   for $2,000,000)**                          2,000         2,000
Grupo Azucarero Mexico S.A.,
   11.5%, 2005 (144A security acquired
   Jan 1998 for $6,367,015)**                 6,500         5,395
Imperial Holly Corp., 9.75%, 2007             5,000         5,025
Mastellone Hermonos S.A., 11.75%,
   2008 (144A security acquired Mar
   1998 for $5,500,000)**                     5,500         5,466
Star Markets Co., Inc., 13%, 2004             4,000         4,520


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
FOOD AND BEVERAGES - (CONTINUED)
Van de Kamps, Inc., 12%, 2005            $    3,000    $    3,323
                                                      ------------
                                                           40,236
                                                      ------------
HEALTH CARE - 1.6%
Mediq, Inc., 11%, 2008 (144A security
   acquired May 1998 for
   $6,000,000)**                              6,000         6,180
                                                      ------------
INDUSTRIAL - 10.8%
Alvey Systems, Inc., 11.375%, 2003            4,270         4,590
Bucyrus International, Inc.,
   9.75%, 2007                                5,000         4,750
Carpenter W.R. North America, Inc.,
   10.625%, 2007                              6,500         6,890
Foamex Capital Corp., 13.5%, 2005
   (144A security acquired Dec 1997
   for $5,563,750)**                          5,500         6,353
Goss Graphic Systems, Inc.,
   12%, 2006                                  4,625         4,902
High Voltage Energy Corp.,
   10.5%, 2004                                4,500         4,657
Neenah Corp., 11.125%, 2007                   1,750         1,908
Outsourcing Services Group, 10.875%,
   2006 (144A security acquired
   Feb 1998 for 3,525,000)**                  3,500         3,587
Simonds Industries, Inc., 10.25%, 2008
   (144A security acquired June 1998
   for $1,013,813)**                          1,000         1,014
Vicap, S.A., 11.375%, 2007
   (144A security acquired May 1997
   for $4,037,450)**                          4,000         4,100
                                                      ------------
                                                           42,751
                                                      ------------
METALS - 5.1%
Doe Run Resource Corp., 11.25%,
   2005 (144A security acquired
   Mar 1998 for $4,000,000)**                 4,000         4,080
Euramax International PLC,
   11.25%, 2006                               6,000         6,450
Gulf States Steel, Inc., 13.5%, 2003          5,000         4,900
Renco Steel Holdings, Inc., 10.875%,
   2005 (144A security acquired
   Jan & Feb 1998 for $4,545,820)**           4,500         4,522
                                                      ------------
                                                           19,952
                                                      ------------
MISCELLANEOUS - 2.4%
Climachem, Inc., 10.75%, 2007                 3,750         3,891
Sullivan Graphics, Inc., 12.75%, 2005         5,500         5,761
                                                      ------------
                                                            9,652
                                                      ------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1998 (Unaudited)
(Continued)                                                                    4

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
RETAIL - 2.5%
Central Tractor Farm & Country, Inc.,
   10.625%, 2007                         $    4,500    $    4,725
Pantry, Inc., 10.25%, 2007                    5,000         5,075
                                                      ------------
                                                            9,800
                                                      ------------
TECHNOLOGY - 2.0%
Exodus Communications, Inc.,
   11.25%, 2008 (144A security
   acquired Jun 1998 for
   $3,500,000)**                              3,500         3,500
Orbital Imaging Corp., 11.625%, 2005          4,250         4,335
                                                      ------------
                                                            7,835
                                                      ------------
TELECOMMUNICATIONS - 20.8%
Dobson Communications Corp.,
   11.75%, 2007                               5,400         5,859
Facilicom International, Inc.,
   10.5%, 2008 (144A security
   acquired Jan 1998 for
   $6,148,750)**                              6,000         5,880
Grupo Iusacell S.A., 10%, 2004                3,000         3,090
Impsat Corp., 12.125%, 2003                   3,500         3,535
Iridium L.L.C., 11.25%, 2005                 10,500        10,526
Metrocall, Inc., 9.75%, 2007                  5,000         5,100
Price Communications Wireless, Inc.,
   11.75%, 2007                               7,600         8,398
Primus Telecommunications, Inc.,
   11.75%, 2004                               4,250         4,505
RCN Corp., 10%, 2007                          3,000         3,083
Sygnet Wireless Inc., 11.5%, 2006             5,000         5,525
Teligent, Inc., 11.5%, 2007                   9,500         9,619
Transtel Pass-Thru Trust, 12.5%,
   2007 (144A security acquired Oct
   and Nov 1997 for $4,170,000)**             4,250         4,059
Talton Holdings, Inc., 11%, 2007              4,000         4,320
Winstar Communications, Inc.,
   10%, 2008 (144A security acquired
   Mar 1998 for $5,000,000)**                 5,000         4,975
WinStar Equipment Corp.,
   12.5%, 2004                                3,000         3,390
                                                      ------------
                                                           81,864
                                                      ------------
TEXTILES - 3.2%
Anvil Knitwear, Inc., 10.875%, 2007           4,500         4,590
Cluett American Corp., 10.125%, 2008
   (144A security acquired May 1998
   for $5,000,000)**                          5,000         4,950
Norton McNaughton, Inc.,
   12.5%, 2005 (144A security
   acquired Jun 1998 for $3,000,000)**        3,000         3,038
                                                      ------------
                                                           12,578
                                                      ------------

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
TRANSPORTATION - 4.2%
American Commercial Lines L.L.C.,
   10.25%, 2008 (144A security
   acquired June 1998 for $4,314,000)**  $    4,300    $    4,364
Atlas Air, Inc., 10.75%, 2005                 5,385         5,775
Kitty Hawk, Inc., 9.95%, 2004                 6,000         6,210
                                                      ------------
                                                           16,349
                                                      ------------
TOTAL BONDS AND NOTES (Cost - $497,584,363)               503,776
                                                      ------------
UNITS - 6.9%
American Mobile Satellite Corp.,
   12.25%, 2008 (each $1,000 unit
   includes 1 warrant for Common
   Stock) (144A security acquired
   Mar 1998 for $3,389,313)**                 3,325         3,092
Convergent Communications, Inc.,
   13%, 2008 (each $1,000 unit
   includes 1 warrant for common
   stock) (144A security acquired
   Mar 1998 for $7,500,000)**                 7,500         7,275
ICF Kaiser International, Inc., 13%, ***
   2003 (each $1,000 unit includes
   4.8 warrants for Common Stock)             5,000         5,250
Poland Telecom Finance BV,
   14%, 2007 (each $1,000 unit
   includes 1 warrant for Common Stock)
   (144A security acquired Nov 1997
   for $4,000,000)**                          4,000         4,500
Versatel Telecom B.V., 13.25%, 2008
    (each $1,000 unit includes 1
    warrant for Common Stock) (144A
    security acquired May & June 1998 for
    $3,628,750)**                             3,550         3,728
Viatel, Inc., 11.25%, 2008 (each $1,000
    unit includes .483 shares of Ser.
    A preferred stock)                        3,000         3,150
                                                      ------------
TOTAL UNITS (Cost - $26,343,210)                           26,995
                                                      ------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1998 (Unaudited)
(Continued)                                                                    5

                                                        MARKET
                                          NUMBER         VALUE
                                         OF SHARES       (000)
------------------------------------------------------------------
WARRANTS - 0.1%
IHF Capital, Inc., Class A & L,
   Exp. 1999*                                 5,000    $      150
Metronet Communications Co.,
   Class B, Exp. 2007*                        4,500           214
NS Group, Inc.,  Exp. 2003*                   4,080            44
Orbital Imaging Corp., Exp. 2005              4,250            19
Primus Telecommunications, Inc.,
   Exp. 2004*                                 4,250            85
Wireless One, Inc., Exp. 2000*               15,000             -
                                                      ------------
TOTAL WARRANTS (Cost - $490,241)                              512
                                                      ------------
SHORT-TERM OBLIGATIONS - 0.1%
   (Cost - $585,000)
COMMERCIAL PAPER - 0.1%
   Duke Energy Co.,
   6.05%, 7/1/98                                585           585
                                                      ------------
TOTAL INVESTMENTS IN SECURITIES - 135.0%
   (Total Cost - $525,002,814)                            531,868
Liabilities, Less Cash and Other Assets - (35.0%)        (138,030)
                                                      ------------
NET ASSETS - 100% (equivalent to $7.83 per
   share based on 50,318,215 shares outstanding)        $ 393,838
                                                      ============
*    Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $146,189,125 (aggregate cost $147,354,375) which is approximately 37% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
***  Variable rate security. Rate disclosed is as of June 30, 1998.


----------------------------------------------------------------
PORTFOLIO COMPOSITION (UNAUDITED)
June 30, 1998

                                        MARKET         % OF
QUALITY RATINGS* OF                      VALUE        MARKET
LONG-TERM BONDS                          (000)         VALUE
----------------------------------------------------------------
Ba/BB                                   $  30,498          5.7%
B/B                                       419,312         79.0%
Below B                                    80,960         15.3%
                                      ------------  ============
                                        $ 530,770        100.0%
                                      ============  ============

*The higher of Moody's or Standard & Poor Ratings.
----------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

                                            (IN THOUSANDS)
                                            --------------
ASSETS:
Investments at market value
   (Cost - $525,002,814)                        $ 531,868
Cash on deposit with custodian                          1
Interest receivable                                14,900
Investment for Trustees' deferred compensation
   plan (Cost - $127,307)                             175
                                              ------------
      TOTAL ASSETS                                546,944
                                              ------------
LIABILITIES:
Loan payable                                      143,165
Dividend payable July 10, 1998 at
   $.0675 per share                                 3,396
Payable for investments purchased                   4,514
Accrued interest payable                            1,444
Accrued advisory fees payable                         259
Deferred Trustees' fees payable                       175
Other accrued expenses (including $56,898
   due to affiliate)                                  153
                                              ------------
      TOTAL LIABILITIES                           153,106
                                              ------------

NET ASSETS (Equivalent to $7.83 per
   share based on 50,318,215 shares of
   beneficial interest outstanding;
   unlimited number of shares authorized)       $ 393,838
                                              ============

COMPONENTS OF NET ASSETS:
Paid in capital                                 $ 426,333
Undistributed net investment income                 2,401
Unrealized appreciation of investments              6,913
Accumulated net realized loss                     (41,809)
                                              ------------
NET ASSETS                                      $ 393,838
                                              ============



STATEMENT OF OPERATIONS
For The Six Months Ended June 30, 1998 (Unaudited)

                                               (IN THOUSANDS)
                                            --------------------
INVESTMENT INCOME
INCOME:
   Interest                                            $   27,483
EXPENSES:
   Interest expense                          $4,433
   Investment advisory fees                   1,529
   Administrative services                       76
   Custodian fees and expenses                   58
   Shareholder reports                           54
   Transfer agent fees and expenses              32
   Auditing and legal fees                       25
   Trustees' fees                                15
   Other                                         25         6,247
                                            --------   -----------
NET INVESTMENT INCOME                                      21,236
                                                       -----------
REALIZED AND UNREALIZED GAIN/LOSS  ON
   INVESTMENTS
   Net realized gain from
      investments                                           5,210
   Unrealized depreciation of investments                  (9,714)
                                                       -----------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS                                             (4,504)
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $ 16,732
                                                       ===========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       7


STATEMENT OF CHANGES IN NET ASSETS

                                 (Unaudited)
                                 SIX MONTHS
                                   ENDED      YEAR ENDED
                                  JUNE 30,    DECEMBER 31,
                                   1998          1997
                                   ----          ----
                                     (IN THOUSANDS)
                                 -----------------------
OPERATIONS:
Net investment income             $  21,236    $ 32,347
Net realized gain from
   investments                        5,210      11,378
Unrealized appreciation
   (depreciation) on investments     (9,714)      4,714
                                 -----------  ----------
Net increase in net assets
   from operations                   16,732      48,439
                                 -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.405
   per share and $0.864 per share,
   respectively)                    (19,478)    (32,173)
                                 -----------  ----------
Total distributions to
   shareholders                     (19,478)    (32,173)
                                 -----------  ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from 12,452,266
   capital shares issued pursuant
   to rights offering (net of
   related expenses of $237,401)     98,260          -
Net increase from 379,526 and
   659,812 capital shares
   issued to shareholders in
   reinvestment of
   distributions, respectively        3,068       5,490
                                 -----------  ----------
Net increase from capital share
   transactions                     101,328       5,490
                                 -----------  ----------
NET INCREASE IN
   NET ASSETS                        98,582      21,756
NET ASSETS:
Beginning of period                 295,256     273,500
                                 -----------  ----------
End of period (Including
   undistributed net investment
   income of $2,401,315 and
   $644,127, respectively)        $ 393,838    $295,256
                                 ===========  ==========


STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)


                                                (IN THOUSANDS)
                                                --------------

CASH PROVIDED BY FINANCING ACTIVITIES:
   Net proceeds from shares issued pursuant to
   rights offering                              $     98,260
   Cash provided by borrowing                         44,965
   Dividends paid in cash                            (17,569)
                                                  -----------
                                                     125,656

CASH USED BY OPERATIONS:
   Purchases of portfolio securities                (322,698)
   Net purchases of short-term investments              (585)
   Proceeds from sales of portfolio securities       175,540
                                                  -----------
                                                    (147,743)
                                                  -----------
   Net Investment Income                              21,236
   Net change in receivables/payables
     related to operations                               835
                                                  -----------
                                                      22,071
                                                  -----------
                                                    (125,672)
                                                  -----------
   NET DECREASE IN CASH                                  (16)
   CASH, BEGINNING OF PERIOD                              17
                                                -------------
   CASH, END OF PERIOD                          $          1
                                                =============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)                   8


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                               9


2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 2000. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the six months ended June 30, 1998 were $139,487,486 at an average interest rate of approximately 6.69%. As of June 30, 1998, the Fund was paying interest at an average annual rate of 6.59% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 1998, the Fund paid or accrued $76,554.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the six months ended June 30, 1998 were $322,698,442 and $175,539,582, respectively.

As of June 30, 1998, the cost of securities for federal income tax purposes was $524,417,814. At June 30, 1998, unrealized appreciation for Federal income tax purposes aggregated $6,865,071 of which $16,316,232 related to appreciated securities and $9,451,161 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1997, the Fund had a capital loss carryover for Federal income tax purposes of $47,019,138 of which $11,490,330, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. RIGHTS OFFERING. During the fourth quarter of 1997, the Fund announced a rights offering, whereby each shareholder on the record date received one non-transferable right per common share. The terms of the rights offering allowed shareholders to acquire one common share for each three rights held and over-subscribe for additional shares (subject to availability and allotment). The subscription price per share was the net asset value per share at the close of business on January 23, 1998. The Fund received primary and over-subscription requests totaling 12,452,266 shares from shareholders during the subscription period from December 26, 1997 (the record date) to January 23, 1998 (the expiration date). On the expiration date, the Fund's net asset value per share was $7.91. Net proceeds to the Fund, received in January 1998, were approximately $98 million.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                              10


8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


------------------------------------------------------------------------------------------------------------------------------------
                                               (UNAUDITED)
                                                 6 MOS.
                                                 ENDED
                                                 JUNE 30,                                       YEAR ENDED DECEMBER 31,
                                                     1998          1997           1996           1995            1994          1993
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD           $     7.88    $     7.43     $     7.19     $     6.59      $     7.54     $    6.99
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                            0.44          0.87           0.85           0.84            0.86          0.97
Net realized and unrealized gains (losses)          (0.08)         0.44           0.29           0.60           (0.91)         0.58
                                                    ------        ------         ------         ------          ------        ------
TOTAL FROM INVESTMENT OPERATIONS                     0.36          1.31           1.14           1.44           (0.05)         1.55
                                                    ------        ------         ------         ------          ------        ------
LESS DISTRIBUTIONS:
Distributions from net investment income            (0.41)        (0.86)         (0.90)         (0.84)          (0.88)        (0.97)
Distributions in excess of net investment              -             -              -              -            (0.02)        (0.03)
   Income                                           ------        ------         ------         ------          ------        ------
TOTAL DISTRIBUTIONS                                 (0.41)        (0.86)         (0.90)         (0.84)          (0.90)        (1.00)
                                                    ------        ------         ------         ------          ------        ------
NET ASSET VALUE, END OF PERIOD                 $     7.83      $   7.88      $    7.43      $    7.19       $    6.59     $    7.54
                                                    ======        ======         ======         ======          ======        ======
MARKET VALUE, END OF PERIOD                    $     8.25      $   8.44      $    8.38      $    7.88       $    7.00     $    8.38
                                                    ======        ======         =======        ======          ======        ======
TOTAL INVESTMENT RETURN:
Per share market value                               2.82%        11.65%         19.25%         26.24%          (5.43)%       19.62%
Per share net asset value (2)                        4.54%        18.58%         16.70%         22.93%          (0.76)%       23.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $  393,838      $295,256      $ 273,500      $ 259,773       $ 233,454     $ 195,489
Ratio of expenses to average net assets
   (includes interest expense)                       1.62%         3.28%          3.35%          3.80%           3.27%         2.87%
Ratio of net expenses to average net assets
   (excludes interest expense)                       0.47%         1.06%          1.07%          1.12%           1.17%         1.21%
Ratio of net investment income to average
    net assets                                       5.52%        11.28%         11.60%         12.03%          12.33%        12.98%
Portfolio turnover                                     34%           74%            78%            60%             72%           48%


(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                              11


9. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   NET REALIZED AND
                                                                                UNREALIZED GAIN (LOSS)
                             INVESTMENT INCOME         NET INVESTMENT INCOME        ON INVESTMENTS       INCR. (DECR.) IN NET ASSETS
PERIOD ENDED                TOTAL     PER SHARE        TOTAL        PER SHARE    TOTAL        PER SHARE      TOTAL        PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1996            $ 9,964     $0.27          $7,742          $0.21          $1,442     $0.04         $3,315     $0.05
June 30, 1996              10,057      0.28           7,837           0.20           1,661      0.05          3,406      0.06
September 30, 1996         10,375      0.28           8,079           0.22           9,225      0.25         11,144      0.27
December 31, 1996           9,858      0.27           7,560           0.21          (2,183)    (0.06)        (4,138)    (0.14)

March 31, 1997             10,260      0.28           7,970           0.21          (3,094)    (0.08)          (830)    (0.07)
June 30, 1997              10,294      0.28           8,000           0.22          11,995      0.32         13,707      0.34
September 30, 1997         10,467      0.28           8,082           0.22           8,588      0.23         10,349      0.25
December 31, 1997          10,704      0.29           8,295           0.22          (1,397)    (0.03)        (1,470)    (0.07)

March 31, 1998             13,024      0.28          10,126           0.22           8,199      0.16        108,909      0.18
June 30, 1998              14,459      0.29          11,110           0.22         (12,703)    (0.25)       (10,327)    (0.13)

--------------------------------------------------------------------------------
MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

An Annual Meeting of the Shareholders of CIGNA High Income Shares (the "Trust") was held on Tuesday, April 28, 1998 at 1:00 p.m., Eastern Time.

Five Trustees were elected by a vote of shareholders to serve as members of the Board of the Trust until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Trust voted to elect the following Trustees:

                                         FOR                  VOTE WITHHELD
                                         ---                  -------------
R. Bruce Albro                      46,004,280.085            1,196,427.231
Hugh R. Beath                       45,970,831.953            1,229,875.363
Russell H. Jones                    46,000,624.923            1,200,082.393
Thomas C. Jones                     45,999,329.085            1,201,378.231
Paul J. McDonald                    45,918,994.543            1,281,712.773

The appointment of Price Waterhouse LLP to serve as independent accountants for the fiscal year ending December 31, 1998 was ratified by a vote of shareholders of the Trust as follows:

              FOR                     AGAINST                          ABSTAIN
              ---                     -------                          -------
         46,030,583.605             860,808.627                     309,315.084

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Trust.

No other business was transacted at the meeting.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

CIGNA High Income Shares
100 Front Street                          [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Suite 300
Worcester, MA 01601



                                                   CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                     Semiannual Report
    PERMIT 750
--------------------

                                                          June 30, 1998


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]